                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549



                                   FORM 8-K




                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)   October 4, 1996
                                                 -----------------------------

                       Midwest Federal Financial Corp.
        -------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

                                  Wisconsin
        -------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)

          0-20331                                       39-1725856
----------------------------            ----------------------------------------
  (Commission File Number)                (I.R.S. Employer Identification No.)


                1159 Eighth Street, Baraboo, Wisconsin  53913
        -------------------------------------------------------------
             (Address of Principal Executive Offices) (Zip Code)


                                (608) 356-7771
        -------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

Item 4. The Registrant is submitting a letter addressed to the Securities and Exchange Commission fron Wipfli Ullrich Bertelson, CPAs, Registrants former certifying accountant, stating it agrees with the statements made by the Registrant in the Form 8-K filed October 11, 1996. Letter is attached at Exhibit 1.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

            None.

                                  Exhibit 1

[Wipfli Ullrich Bertelson LLP Letterhead]


October 11, 1996



Securities & Exchange Commission
450 5th Street N.W.
Washington, D.C. 20549

Gentlemen:

We have read item 4 included in the attached Form 8-K dated October 11, 1996 of Midwest Federal Financial Corp. and are in agreement with the statements contained herein.

Sincerely,


/s/ Wilpfli Ullrich Bertleson LLP
---------------------------------
    Wilpfli Ullrich Bertleson LLP

GS/cr
Enc.

c: Gary Wegner

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MIDWEST FEDERAL FINANCIAL CORP.


                                BY: /s/ Dean C. Carter
                                    ---------------------------
                                        Dean C. Carter
                                        Chief Financial Officer

Date:  October 22, 1996